EXHIBIT 99.1


[ENTECH SOLAR, INC. LOGO - GRAPHIC OMITED]



              ENTECH SOLAR, INC. ANNOUNCES FIRST QUARTER RESULTS
                Strategy in Place for Next Generation Products


FORT WORTH, TX - MAY 7, 2009 - ENTECH SOLAR, INC. (OTC BB: ENSL.OB) (the "Company") a leading developer of concentrating photovoltaic (CPV) solar energy systems, has announced its financial results for the three months ended March 31, 2009.

OPERATIONAL  HIGHLIGHTS:

- The Company has suspended manufacturing operations of its first-generation CPV products to focus all of its resources on its next generation of solar concentrating modules for expanded rooftop and other customer-driven applications.

- Entech Solar is leveraging its proprietary SolarVolt and ThermaVolt technology and know-how to form the foundation for these next generation products, which are being developed by a team of highly qualified solar, electrical, mechanical, and process engineers and scientists, and will employ many proven industry-standard manufacturing processes and practices.

- Based on the decision to suspend manufacturing, the Company took a non-cash impairment charge of $6.8 million during its first quarter related to certain fair value adjustments to manufacturing equipment, inventory and leasehold improvements.

- The Company's balance sheet remains strong, with cash on hand of $8.9 million at March 31, 2009. Management plans to complete the $3 million Rights Offering and intends to seek additional funding for growth through the equity capital markets.

"Entech Solar announced a significant change to its product development plan this past quarter that is designed to focus the Company on the most commercially viable development path for maximum market penetration," said Frank Smith, CEO. "We are committed to commercializing our next generation CPV technology to improve upon our existing ThermaVolt and SolarVolt product lines as a key element in providing both hardware and turnkey, vertically-integrated energy solutions to our customers. We believe our new products will provide a more attractive value proposition, serve a wider market, and provide better returns for the Company and our shareholders going forward."

FINANCIAL  RESULTS
Revenues for the first quarter of 2009 were $2.0 million, compared with $9.0 million reported in the first quarter of 2008. During the 2009 first quarter, the Company recorded a non-cash impairment charge of $6.8 million to reflect fair value adjustments of its manufacturing operations, after the decision was made to indefinitely suspend current production activities. In addition, the Company recorded a provision for doubtful accounts of approximately $1 million based on one customer's inability to make required contractual payments. The 2009 first quarter also reflects other restructuring costs incurred in connection with the Company's recently announced changes. Based on the items discussed above, the Company's Net Loss for the first quarter of 2009 was $16.0 million, or $0.07 per share, compared with a loss of $7.3 million, or $0.04 per share, in the first quarter of 2008.

CONFERENCE CALL
Entech Solar will host a conference call today at 10:00 a.m. (Eastern) to discuss its financial results and business outlook. During the conference call, the Company may discuss and answer one or more questions concerning business and financial matters and trends affecting the Company. The Company's response to these questions, as well as other matters discussed during the call, may contain or constitute material information that has not been previously disclosed.

The conference call can be accessed by dialing 857-350-1602, conference ID #47561521. Simultaneous to this conference call, an audio webcast of the call will be available via a link on the Company's website, www.entechsolar.com.
                                                            -------------------

The audio webcast will be archived on the Company's website, and investors will be able to access a replay of the conference call for thirty days by calling 617-801-6888, conference ID #14773662. The replay will be available approximately two hours after the conference call has concluded.

ABOUT  ENTECH  SOLAR,  INC.
Entech Solar, Inc. is a leading developer of concentrating solar energy systems. Entech Solar designs modules that provide both electricity and thermal energy by utilizing its proprietary concentrating photovoltaic technologies in its
SolarVolt and ThermaVolt systems, both of which produce cost-competitive distributed energy for a variety of commercial and industrial applications. For more information, please visit www.entechsolar.com.
                                   -------------------

FORWARD  LOOKING  STATEMENTS:
Except for historical information contained herein, this document contains forward-looking statements within the meaning of Section 21-E of the Securities Exchange Act of 1934. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-K and its quarterly reports on Form 10-Q both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.


PRESS CONTACT:
Jessica Bloomgarden
jbloomgarden@entechsolar.com
----------------------------

INVESTOR RELATIONS CONTACT:
Chris Witty
(646) 438-9385
cwitty@darrowir.com
-------------------
                             -- Tables to Follow --

                      ENTECH SOLAR, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE QUARTERS ENDED MARCH 31,
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                     THREE MONTHS ENDED
                                                                                                          MARCH 31,
                                                                                                -----------------------------
                                                                                                  2009                 2008
                                                                                                -----------------------------
Revenues:
   Contract                                                                                     $  1,097            $  8,229
   Equipment                                                                                         143                   -
   Related party                                                                                     597                 775
   Related party - former chairman                                                                   126                   -
                                                                                                --------            --------
      Total                                                                                        1,963               9,004
                                                                                                --------            --------

Cost of Revenues:
   Contract                                                                                          827              10,222
   Equipment                                                                                          97                   -
   Related party                                                                                     597                 673
   Related party - former chairman                                                                   142                   -
   Provision for loss on contracts                                                                     -                 409
   Manufacturing operations impairment                                                             6,758                   -
                                                                                                --------            --------
      Total                                                                                        8,421              11,304
                                                                                                --------            --------

Gross Profit (Loss):
   Contract                                                                                          270              (2,402)
   Equipment                                                                                          46                   -
   Related party                                                                                       -                 102
   Related party - former chairman                                                                   (16)                  -
   Manufacturing operations impairment                                                            (6,758)                  -
                                                                                                --------            --------
      Total                                                                                       (6,458)             (2,300)
                                                                                                --------            --------

Operating Expenses:
   Marketing, general and administrative expenses                                                  9,445               5,204
   Research and development expense                                                                  211                  41
                                                                                                --------            --------
      Total Operating Expenses                                                                     9,656               5,245
                                                                                                --------            --------

Loss from Operations                                                                             (16,114)             (7,545)
                                                                                                --------            --------
Other income (expense)
   Beneficial conversion and warrant amortization                                                      -                 (32)
   Interest income                                                                                    24                 301
                                                                                                --------            --------
      Total other income, net                                                                         24                 269
                                                                                                --------            --------
Net Loss                                                                                         (16,090)             (7,276)
                                                                                                --------            --------
   Net loss attributable to noncontrolling interest                                                  127                   -
                                                                                                --------            --------
Net loss attributable to Entech Solar, Inc.                                                      (15,963)             (7,276)

   Accretion of preferred stock dividends - Series C                                                   -                  (5)
                                                                                                --------            --------
Net Loss attributable to Entech Solar, Inc.                                                     $(15,963)           $ (7,281)
                                                                                                ========            ========

Net Loss attributable to Entech Solar, Inc. per Common Share (basic and diluted)                $  (0.07)           $  (0.04)
                                                                                                ========            ========
Weighted Average Common Shares Outstanding used in
        Per Share Calculation (Basic and Diluted)                                                237,130             190,326
                                                                                                ========            ========

                      ENTECH SOLAR, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                   AS OF MARCH 31, 2009 AND DECEMBER 31, 2008
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                      MARCH 31, 2009           DECEMBER 31, 2008
                                                                                     ----------------         -------------------
                                                                                       (UNAUDITED)                     *
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                            $  8,898                    $  12,169
   Accounts receivable - trade (net of allowance of $1,112 and $155 at
         March 31, 2009 and December 31, 2008, respectively)                                 552                        1,971
   Rebates receivable                                                                      1,458                          115
   Inventory (net of reserve of $2,845 and $1,112 at March 31, 2009 and
         December 31, 2008, respectively)                                                    881                        3,664
   Costs and estimated earnings/losses in excess of billings                                  35                        2,613
   Escrow funds relating to contract performance                                             500                        1,339
   Prepaid expenses and deposits                                                             528                          964
                                                                                        --------                    ---------
     TOTAL CURRENT ASSETS                                                                 12,852                       22,835

ADVANCES ON MACHINERY AND EQUIPMENT                                                            -                        2,285

PROPERTY AND EQUIPMENT (NET OF ACCUMULATED DEPRECIATION AND NET OF IMPAIRMENT
      OF $4,795 AND $0 AT MARCH 31, 2009 AND DECEMBER 31, 2008, RESPECTIVELY)              3,317                        5,969

INTANGIBLE AND OTHER ASSETS
   Other intangible assets, net                                                           22,433                       23,058
   Goodwill                                                                               23,837                       23,837
   Other deposits                                                                            145                          153
                                                                                        --------                    ---------
TOTAL ASSETS                                                                            $ 62,584                    $  78,137
                                                                                        ========                    =========

LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                                $  3,694                    $   3,955
   Customer deposits                                                                          20                           20
   Customer deposits - related party                                                           -                        1,023
   REC guarantee liability, current portion                                                   60                           60
   Series D Preferred Stock Warrants                                                       1,394                        1,394
   Billings in excess of costs and estimated earnings/losses                                 354                          760
   Accrued losses on construction in progress                                                 38                          101
                                                                                        --------                    ---------
     TOTAL CURRENT LIABILITIES                                                             5,560                        7,313

   Serverance payable, long term                                                             494                            -
   REC guarantee liability, net of current portion                                           180                          180
                                                                                        --------                    ---------
     TOTAL LIABILITIES                                                                     6,234                        7,493


CONVERTIBLE REDEEMABLE PREFERRED STOCK
   Series C convertible redeemable preferred stock                                             -                          170
   Series D convertible redeemable preferred stock                                        11,180                       11,180
                                                                                        --------                    ---------
     TOTAL CONVERTIBLE REDEEMABLE PREFERRED STOCK                                         11,180                       11,350
                                                                                        --------                    ---------

STOCKHOLDERS' EQUITY
   Preferred stock convertible $.01 par value authorized 10,000,000; 5,503,968 issued and outstanding:
      Series B 7%- 611,111 shares liquidation preference $550,000                              6                            6
   Common stock, $.001 par value; authorized 450,000,000; 238,119,959 and
      236,420,779 shares issued at March 31, 2009 and December 31, 2008, respectively; 238,092,091 and 236,392,911 shares outstanding at
      March 31, 2009 and December 31, 2008, respectively                                     238                          236
   Additional paid-in capital                                                            169,773                      167,979
   Treasury stock, 27,868 shares, at cost, as of March 31, 2009 and
      December 31, 2008, respectively                                                        (39)                         (39)
   Accumulated deficit                                                                  (124,851)                    (108,888)
   Noncontrolling interest                                                                    43                            -
                                                                                        --------                    ---------

     TOTAL STOCKHOLDERS' EQUITY                                                           45,170                       59,294
                                                                                        --------                    ---------
TOTAL LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY      $ 62,584                    $  78,137
                                                                                        ========                    =========

* Derived from audited financial information